Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated February 14, 2013 to the

Statutory Prospectuses for Administrative Class, Institutional Class and Class A, Class C, Class D, Class P

and Class R Shares of Allianz Funds Multi-Strategy Trust,

Dated April 2, 2012 (as revised January 28, 2013) (as supplemented thereafter)

Disclosure Relating to AllianzGI Global Growth Allocation Fund

Within the Fund Summary relating to AllianzGI Global Growth Allocation Fund, the subsection entitled “Management of the Fund — Portfolio Managers” is hereby revised to reflect that Paul Pietranico is the Lead Portfolio Manager of the Fund.

Please retain this Supplement for future reference.